1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

May 7, 2019



1ST SECURITY BANK

"…Build a truly great place to work and bank."

-FSBW Vision Statement

Forward Looking Statements

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: the recent merger with Anchor Bancorp and the risks and uncertainties that the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; challenges in the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected, general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC. Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $1.63 billion (at 3/31/2019)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 22 (Including headquarters)
- **Loan Production Offices:** 9
- **ATM Locations:** 25
- **Year Established:** 1936
- **Quarterly Dividend:** $0.15*

1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup *(2 branches)*, Sequim, Silverdale, Westport

Home Lending Offices
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace



Port Angeles
Sequim
Port Townsend
Hadlock
Everett
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Overlake
Capitol Hill
Bellevue
Port Orchard
Silverdale
Ocean Shores
Westport
Aberdeen
Montesano
Elma
Olympia
Lacey
Puyallup (2 branches)
Tri-Cities
Centralia

*Increased from $0.14 on 1/28/2019

1st Security Bank

FS Bancorp, Inc.

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*16*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*10*	*15+*
	Matthew Mullet	*Chief Financial Officer*	*7*	*15+*
	Kelli Nielsen	*EVP, Retail Banking*	*3*	*25+*
	Robert Fuller	*Chief Credit Officer*	*5*	*30+*
	Debbie Steck	*EVP, Home Lending*	*7*	*30+*
	Dennis O'Leary	*Chief Lending Officer*	*7*	*30+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*17*	*15+*
	Donn Costa	*EVP, Home Lending*	*7*	*30+*

CULTURE & HISTORY

Vision: Build a truly great place to work and bank

Mission: Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles:
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

- **1936**: Founded in 1936 as a credit union
- **2004**: Converted to a state chartered mutual savings bank on April 1, 2004
- **2012**: Converted to a stock savings bank on July 9, 2012
- **2016**: Completed a four branch acquisition in Q1 2016 resulting in $186M in new relationship based deposits
- **2017**: Raised $27.6M in Capital ($25.6M net) w/secondary offering
- **2018**: Anchor Bancorp acquisition on November 15, 2018
- **2019**: Announced twenty-fifth consecutive quarterly cash dividend of $0.15 cents per share, share repurchase plan

ANCHOR TRANSACTION

Compelling Strategic Rationale

- Significantly expands FS Bancorp's presence throughout Western Washington
- Increases our core deposit totals and enhances our ability to attract additional core deposit funding
- Sizable transaction that further strengthens our operating scale and efficiency
- Attractive transaction valuation for a sizable opportunity within, or adjacent, to our markets
- Continues to create scarcity value and enhances our profile within highly desirable banking markets

Significant Opportunities for Continued Growth

- Acquired $321.1 million in deposits to support continued organic loan growth
- Continued diversification in the combined credit portfolios
- Enhanced scale provides for a larger platform for growth
- Access to employees in a more balanced employment market

Attractive Financial Metrics

- Bargain purchase gain BPG of $7.4 million at November 15, 2018
- Accretive to tangible book value per share at close
- Leverages excess capital while maintaining strong regulatory capital ratios

ANCHOR ACQUISITION: FINANCIALS

Consideration

- Fixed consideration comprised of $12.40 per share in cash and 0.2921 shares of FSBW common stock per each share of Anchor common stock
- Anchor shareholders received 725,518 shares of FSBW common stock and $30.8 million in cash
- Aggregate consideration value of $64.6 million, or $25.99 per common share (1)

Valuation and Impact as of December 31, 2018

- Recorded BPG of $7.4 million on November 15, 2018
- Immediately accretive to tangible book value per share

Additional Transaction Details

- At the close of business on November 15, 2018, the Company completed its acquisition of Anchor Bancorp
- Estimated cost savings of 35% of Anchor's non-interest expense, 50% expected to be realized in 2019 and anticipated to be fully phased-in by 2020
- Aggregate fair value marked discount of 1.5% of gross loans, or $5.3 million
- Projected pre-tax merger related expenses of approximately $7.3 million
- Majority of severance related expenses accrued on November 15, 2018 and included in BPG
- Core deposit intangible (CDI) of 2.69% of non-maturity deposits, or $5.3 million

(1) Value of consideration based on Anchor's outstanding shares as of November 15, 2018 and FSBW closing price of $46.54

1ST SECURITY BANK

FS BANCORP, INC.

PRO FORMA DEPOSIT FRANCHISE

Deposits by County

COUNTY	MARKET RANK	NUMBER OF BRANCHES	DEPOSITS IN MARKET ($000)	DEPOSIT MARKET SHARE (%)	PERCENT OF STATE FRANCHISE (%)	PERCENT OF NATIONAL FRANCHISE (%)	2019 TOTAL POPULATION (ACTUAL)	2010-2019 POPULATION CHANGE (%)	2019-2024 PROJECTED POPULATION CHANGE (%)	2019 MEDIAN HOUSEHOLD INCOME ($)	2019-2024 PROJECTED HH INCOME CHANGE (%)
Washington (WA)											
Snohomish	10	4	432,461	3.51	34.65	34.65	822,027	15.24	6.89	87,691	13.95
Grays Harbor	3	6	214,910	22.16	17.22	17.22	73,747	1.30	2.54	54,986	16.08
Clallam	4	2	145,139	8.09	11.63	11.63	76,661	7.36	4.76	52,835	9.68
King	22	2	132,147	0.15	10.59	10.59	2,241,116	16.04	7.07	95,028	13.61
Jefferson	3	2	90,644	15.63	7.26	7.26	31,891	6.76	4.58	58,162	8.64
Thurston	13	2	90,632	2.31	7.26	7.26	287,858	14.11	6.63	72,026	12.62
Pierce	19	2	81,765	0.68	6.55	6.55	895,541	12.61	6.27	71,230	13.65
Kitsap	14	2	32,450	0.99	2.60	2.60	271,397	8.07	5.00	74,525	10.86
Lewis	10	1	28,033	2.58	2.25	2.25	79,497	5.36	4.09	50,625	15.28
WA Totals		**23**	**1,248,181**		**100.00**	**100.00**	**4,779,735**				
Weighted Average: Washington Franchise								**10.73**	**5.57**	**73,249**	**13.23**
Aggregate: Entire State of Washington							**7,572,102**	**12.60**	**6.21**	**73,881**	**13.64**
Aggregate: National							**329,236,175**	**6.64**	**3.56**	**63,174**	**8.82**

Weighted Average is calculated as the sum of (Percent of State/National Franchise * demographic item) within each market. Banks, Thrifts, and Savings Banks included (Retail Branches Only)

Note: National Franchise does not include deposits held in U.S. Territories and other non-states, excluding District of Columbia.

Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by Claritas for some of the data presented on this page. For more information on Claritas's methodology, see https://www.snl.com/help/Docs/Claritas_Current_Demographic_Methodology.pdf

Washington State Deposit Footprint (2)



Mount Vernon
Oak Harbor
Victoria
Seattle
Bremerton
Tacoma
Olympia
Westport
Covington
Kent
Renton

Note: All dollars in thousands

(1) From Washington State Employment Security Department; data is not seasonally adjusted

(2) From SNL Financial March 31, 2019

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: 12/31/2008

- $4.1B* Frontier Bank
- $1.6B* Cascade Financial Corporation
- $1.3B* CityBank
- $520M* Golf Savings Bank
- $350M* North County Bank
- $255M 1st Security Bank
- $243M Coastal Community Bank
- $207M* First Heritage Bank
- $206M The Bank of Washington
- $185M* Prime Pacific Bank
- $149M Pacific Crest Savings Bank
- $133M Mountain Pacific Bank
- $123M UniBank
- $45M* Bank of Everett

Banks Headquartered in Snohomish County: 3/31/2019

As of 3/31/2019, largest bank headquartered in Snohomish County

- $1.6B 1st Security Bank
- $1.1B Coastal Community Bank
- $316M UniBank
- $326M Mountain Pacific Bank
- $217M Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount represents assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & SNL Financial

STRATEGIC PLAN

- ✓ Expansion of commercial business lending program
- ✓ Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform and commercial real estate lending
- ✓ Maintaining and improving asset quality
- ✓ Emphasize lower cost core deposits to reduce the costs of funding growth
- ✓ Offer a wide range of products and services to meet our customers' banking needs
- ✓ Expand into new markets based on current product offerings

FINANCIAL PERFORMANCE

FIRST QUARTER 2019 HIGHLIGHTS

Financial Highlights for Q1 2019	▪ Total assets of $1.63 billion ▪ Gross loans of $1.30 billion ▪ Net income of $5.2 million
Q1 2019 YTD	▪ Diluted earnings per share of $1.15 ▪ Tangible book value per share of $40.57[(1)] ▪ Announced twenty-fifth quarterly cash dividend of $0.15 per share
Selected Performance Ratios	▪ ROAA of 1.30% ▪ ROAE of 11.46% ▪ Net interest margin of 4.70% ▪ Efficiency ratio of 66.52%
Credit Quality Ratios	▪ Non-performing assets (NPAs) as a percentage of total assets of 0.19% ▪ Allowance for loan losses as a percentage of gross loans of 0.91% ▪ Anchor loans fair value discount of $4.5 million not included in ALLL
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

FRANCHISE GROWTH

- Expanded access to the Olympic Peninsula market through our branch and Anchor Bank acquisitions
- Ability to expand commercial real estate lending, including "in-city" construction in a rapidly growing Seattle-area marketplace
- Personnel and systems in place to manage increased asset size
- Completed Anchor acquisition allows growth in contiguous markets


Total Assets ($M)
$419
$510
$678
$828
$982
$1.62B
$1.63B
2013
2014
2015
2016
2017
2018
Q1 19

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($M) (1)


7.00%
6.67%
6.20%
5.78%
5.80%
5.98%
6.26%
$297
$419
$555
$656
$827
$1.33B
$1.32B
2013
2014
2015
2016
2017
2018
Q1 19

Loan Composition at March 31, 2019


Total Gross Loans (excl. HFS): $1.30B
Commercial 16%
Construction and development 17%
Home equity 3%
One-to-four-family (excludes loans held for sale) 20%
Multi-family 8%
Indirect home improvement and Other consumer (2) 22%
Commercial and industrial 11%
WH (3) 3%

Source: SNL Financial
(1) Loans, net of deferred fees, costs, and includes HFS
(2) Other consumer includes solar and marine loans
(3) WH = Warehouse

CONSUMER LENDING

Q1 2019 Highlights

- $284.4 million outstanding
- $32.4 million in dealer originations
  - Up 7% from comparable first quarter 2018
- Average Yield of 7.10%, up from 6.96% in fourth quarter 2018 (1)
- Top 10 dealers accounted for $20.2 million (62%) of loan originations

Q1 2019 Dealer Production by State


Arizona
1%
Colorado
2%
Idaho
5%
Washington
44%
California
22%
Oregon
26%

2009 vs. Q1 2019 Portfolio Credit Quality


2009
Q1'19
16.50%
6.00%
23.20%
18.24%
60.30%
75.50%
<680
680-719
720+

Origination FICO Scores

Portfolio Characteristics


Auto + Recreational
0.2%
Other
0.9%
Marine
21%
Solar
16%
Indirect Home Improvement
61.9%

(1) Yields reflect the 1st Security Bank Portfolio Only

1ST SECURITY BANK

FS BANCORP, INC.

HOME LENDING

Q1 2019 Highlights

- One-to-four family loans originated decreased $11.8 million, or 7.6%, to $143.7 million, compared to $155.5 million for the preceding quarter
- Loan Sales: $130.9 million in first quarter 2019
- Purchase production was 73.4% of 1-4 family loan originations versus 26.6% for refinance production during first quarter 2019
- Decrease in originations and purchase activity primarily attributed to limited housing inventory in the Pacific NW and slower purchase activity in the first quarter 2019

Q1 2019 Mortgage Servicing

- Long-term servicing unpaid principal balance: $1.24 billion and 4,670 loans
- Production in notional servicing: $54.4 million

Quarterly Closed Volume & Cash Margin on Loans Sold



$138.0
2.35%
$211.9
2.51%
$232.9
2.53%
$187.8
2.95%
$142.6
2.98%
$216.8
2.32%
$244.1
2.43%
$206.8
2.43%
$155.0
2.60%
$160.6
2.53%
$175.0
2.40%
147.1
2.15%
$143.7
1.53%
3.10%
2.90%
2.70%
2.50%
2.30%
2.10%
1.90%
1.70%
1.50%
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19

Note: Quarterly closed volume is listed in millions

COMMERCIAL BUSINESS LENDING

Q1 2019 Commercial & Industrial

- Commercial and industrial (C&I) commitments were $305.9 million
- Outstanding balances were $179.2 million at March 31, 2019 relative to $204.4 million at December 31, 2018
- The $24.7 million of quarter over sequential quarter decrease in commercial business lending was largely attributed to reduced construction warehouse borrowings at the end of the quarter

Q1 2019 Product Mix ($M)

Outstanding C&I Balance: $179.2 million



Other C&I Loans
$137,325
77%
Const. WH (1)
$39,690
22%
Mtg. WH
$2,224
1%

(1) WH = Warehouse

CONSTRUCTION & DEVELOPMENT LENDING

Q1 2019 Highlights

- $290.1 million committed
- $219.2 million outstanding
- 6.78% average coupon rate
- Majority of originations in King County, Washington
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly Construction & Development Loans Outstanding ($M)


$15.0
$18.5
$24.5
$31.9
$39.1
$43.2
$43.1
$41.6
$39.4
$40.7
$51.4
$57.8
$70.6
$63.6
$78.0
$80.8
$76.7
$76.9
$90.5
$94.8
$104.9
$119.7
$129.4
$143.1
$143.6
$160.5
$191.2
$247.3
$219.2
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

ASSET QUALITY

Non-performing Assets ($M)[1]


$3.2
$0.4
$1.0
$0.7
$1.0
$4.2
$3.0
0.77%
0.08%
0.15%
0.09%
0.11%
0.26%
0.19%
2013
2014
2015
2016
2017
2018
Q1 19

Net Charge-offs (Recoveries) / Average Loans[2]


0.63%
0.24%
0.11%
(0.00)%
0.03%
0.00%
0.37%
2013
2014
2015
2016
2017
2018
Q1 19

(1) Non-performing assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Source: SNL Financial

DEPOSIT COMPOSITION AND GROWTH

March 31, 2019

Total Deposits: $1.32B


Certificates of deposits over $250,000
6%
Noninterest-bearing checking (1)
18%
Interest-bearing checking
14%
MMDA and Savings
30%
Certificates of deposits under $250,000
32%

Total Deposits ($M) & Cost of Deposits (%)


$337
0.64%
$420
0.67%
$485
0.69%
$713 (2)
0.48%
$830
0.50%
$1.27B (3)
0.80%
$1.32B
1.15%
2013
2014
2015
2016
2017
2018
Q1 19

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor acquisition in Q4 2018

1ST SECURITY BANK

FS BANCORP, INC.

POSITIVE INCOME STATEMENT TRENDS

Net Income ($M)



$4.5
$8.9
$10.5
$14.1
$24.3
$5.2
2014
2015
2016
2017
2018
Q1 19

Total Revenues ($M)



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$32.2
$45.6
$57.4
$64.6
$78.9
$22.2
2014
2015
2016
2017
2018
Q1 19
Net Interest Income
Non Interest Income
Total Revenue

Total Expenses ($M)



Non-Interest Expense
$23.9
$29.6
$38.9
$44.0
$48.8
$14.8
2014
2015
2016
2017
2018
Q1 19

1ST SECURITY BANK

FS BANCORP, INC.

SELECTED PERFORMANCE RATIO TRENDS

ROAE



7.19%
12.73%
13.84%
14.80%
18.15%
11.46%
2014
2015
2016
2017
2018
Q1 19

ROAA



1.00%
1.52%
1.31%
1.53%
2.07%
1.30%
2014
2015
2016
2017
2018
Q1 19

Efficiency Ratio



74.29%
64.95%
67.78%
67.35%
61.86%
66.52%
2014
2015
2016
2017
2018
Q1 19

Net Interest Margin (1)



5.12%
5.01%
4.43%
4.65%
4.61%
4.70%
2014
2015
2016
2017
2018
Q1 19

(1) Net interest margin on a tax equivalent basis

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$1.29
$1.52
$2.93
$3.51
$4.28
$6.29
$1.15
2013
2014
2015
2016
2017
2018
Q1 19

Reported Book Value Per Share


$20.55
$22.48
$25.18
$28.32
$34.47
$41.19
$42.48
2013
2014
2015
2016
2017
2018
Q1 19

1ST SECURITY BANK

FS BANCORP, INC.

CAPITAL STRATEGY

Franchise Growth	▪ Continue organic asset growth across our diverse group of lending channels ▪ Expand commercial business lending, including construction lending in line, with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital ▪ Continue to invest in the Bank's business lending platform and small business administration lending ▪ Focus on core deposit generation to fund asset growth
Dividends	▪ Will pay twenty-fifth consecutive quarterly cash dividend on May 23, 2019 ▪ Dividend of $0.15 per share
Shareholder Value	▪ Continue to focus on increasing shareholder value through our business plan execution ▪ Announced share repurchase plan on January 28, 2019

INVESTMENT HIGHLIGHTS

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Strong profitability metrics
- Excellent credit quality
- Attractive core banking markets

1ST SECURITY BANK

FS BANCORP, INC.

CONTACT INFORMATION

Kelli Nielsen
kelli.nielsen@fsbwa.com
EVP Retail Banking & Marketing
(425) 275-4347

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Vickie Jarman
vickiej@fsbwa.com
EVP Chief Human Resources/WOW! Officer
(425) 697-8019

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043

APPENDIX

1ST SECURITY BANK

FS BANCORP, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

This presentation includes unaudited non-GAAP financial measures, including tangible book value per share. We present non-GAAP financial measures herein because our management believes that such information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

($ in 000's)		March 31, 2019		March 31, 2018		March 31, 2017		March 31, 2016		March 31, 2015
Stockholders' equity	$	185,952	$	125,442	$	83,964	$	75,124	$	68,199
Goodwill and core deposit intangible, net		(8,339)		(3,552)		(3,929)		(4,449)		-
Tangible common stockholders' equity	$	177,613	$	121,890	$	80,035	$	70,675	$	68,199
Common shares outstanding at end of period		4,377,638		3,563,006		2,874,878		2,901,066		2,935,553
Common stockholders' equity (book value) per share (GAAP)	$	42.48	$	35.21	$	29.21	$	25.90	$	23.23
Tangible common stockholders' equity (tangible book value)*	$	40.57	$	34.21	$	27.84	$	24.36		-

*Per share (non-GAAP)

Source: SEC Filings

($ in 000's)		March 31, 2019		March 31, 2018		March 31, 2017		March 31, 2016		March 31, 2015
Stockholders' equity	$	185,952	$	125,442	$	83,964	$	75,124	$	68,199
Common shares outstanding at end of period		4,377,638		3,563,006		2,874,878		2,901,066		2,935,553
Common stockholders' equity (book value) per share (GAAP)	$	42.48	$	35.21	$	29.21	$	25.90	$	23.23

Source: SEC Filings